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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 2004, with respect to the consolidated financial statements of Kinko's, Inc. and Subsidiaries included in the Registration Statement on Form S-4 and related Prospectus of FedEx Corporation for the registration of $1,600,000,000 of notes.


                                                  /s/ Ernst & Young LLP


Dallas, Texas
June 18, 2004